                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[ ]  Definitive Additional Materials

                           PIMCO COPORATE INCOME FUND
                        PIMCO CORPORATE OPPORTUNITY FUND

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
5)   Total fee paid:

-------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:
----------------------------------------------------------------------------
3)   Filing Party:

----------------------------------------------------------------------------
4)   Date Filed:

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


                               ----------------

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 9, 2004

                               ----------------

                    C/O PIMCO ADVISORS FUND MANAGEMENT LLC
                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105


To the Shareholders of PIMCO Corporate Income Fund ("PCN") and PIMCO Corporate Opportunity Fund ("PTY") (each, a "Fund" and collectively, the "Funds"):

     Notice is hereby given that a Joint Annual Meeting of Shareholders (the "Meeting") of the Funds will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, March 9, 2004 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 2, 2004:

     1. To elect Trustees of the Funds, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


     The Board of Trustees of each Fund has fixed the close of business on January 20, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.


                                     By order of the Board of Trustees
                                     of each Fund


                                     /s/ Newton B. Schott
                                     --------------------------------
                                     Newton B. Schott, Jr., Secretary


New York, New York
February 2, 2004


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

                      PIMCO CORPORATE INCOME FUND ("PCN")
                    PIMCO CORPORATE OPPORTUNITY FUND ("PTY")


                     C/O PIMCO ADVISORS FUND MANAGEMENT LLC
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                             ---------------------

                                 PROXY STATEMENT

                             ---------------------

                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 9, 2004


                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board") of PCN and PTY (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, March 9, 2004 at 10:00 a.m., Eastern Time.

     The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about February 5, 2004.

     The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

     The Board of each Fund has fixed the close of business on January 20, 2004 as the record date (the "Record Date") for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock ("Preferred Shares" and, together with the Common Shares, the "Shares") issued and outstanding of each Fund at the close of business on the Record Date:


            OUTSTANDING        OUTSTANDING
  FUND     COMMON SHARES     PREFERRED SHARES
-------   ---------------   -----------------
   PCN      35,608,407           12,000
   PTY      63,730,209           22,600

     The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

     At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, (i) the Preferred Shareholders of PCN, voting as a separate class, have the right to vote on the election of John
J. Dalessandro II as a Trustee of the Fund, (ii) the Common and Preferred Shareholders of PCN, voting together as a single class, have the right to vote on the election of Paul Belica as a Trustee of the Fund, (iii) the Preferred Shareholders of PTY, voting as a separate class, have the right to vote on the election on Robert E. Connor as a Trustee of the Fund, and (iv) the Common and Preferred Shareholders of PTY, voting together as a single class, have the right to vote on the election of Hans W. Kertess, R. Peter Sullivan III and Stephen J. Treadway as Trustees of the Fund.

                                    SUMMARY

PROPOSAL                                                  COMMON SHAREHOLDERS     PREFERRED SHAREHOLDERS
--------                                                 ---------------------   -----------------------
ELECTION OF TRUSTEES
PCN
o  Election of John J. Dalessandro II ...............            N/A                       X
O  ELECTION OF PAUL BELICA ..........................              X                       X

PTY
O  ELECTION OF ROBERT E. CONNOR .....................            N/A                       X
O  ELECTION OF HANS W. KERTESS, R. PETER SULLIVAN III
   AND STEPHEN J. TREADWAY ..........................              X                       X

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as each Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio Manager".

     The solicitation will be by mail and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne proportionately by each of the Funds based upon each Fund's net assets.

     As of January 20, 2004, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of either Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of either class of any Fund.

                        PROPOSAL: ELECTION OF TRUSTEES

     In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees of each Fund have been divided into the following three classes (each a "Class"): Class I, Class II and Class III.

     With respect to PCN, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2006 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, Shareholders of PCN will vote to elect Class II Trustees at the Meeting for an approximate three-year term expiring at the 2007 annual meeting of shareholders. John J. Dalessandro II and Paul Belica have been nominated for re-election as Class II Trustees at the Meeting.

     With respect to PTY, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2006 annual meeting of shareholders. Accordingly, Shareholders will vote to elect Class I Trustees at the Meeting for an approximate three-year term expiring at the 2007 annual meeting of shareholders. Robert E. Connor has been nominated for re-election as a Class I Trustee at the Meeting.

     In October 2003, after the initial public offerings of the Shares, the Board of Trustees of PTY approved an increase in the size of the Board from three to four members and Hans W. Kertess was appointed as a Trustee of the Fund to fill the vacancy created by such action. In accordance with the Fund's Declaration, Mr. Kertess was designated a Class I Trustee to serve until the Meeting, at which time his initial term will expire. The Board has since determined to increase its size from four to six members and the Fund's Nominating Committee recommended to the Board that R. Peter Sullivan III and Stephen J. Treadway be nominated to serve as Trustees of the Fund to fill the vacancies created by such action. Mr. Sullivan has been nominated to serve as a Class II Trustee and Mr. Treadway has been nominated to serve as a Class III Trustee. Consistent with the Declaration, if elected, each nominee shall hold office for terms that coincide with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Kertess will serve a term coinciding with the Class I Trustees, which will expire at the Fund's 2007 annual meeting, Mr. Sullivan will serve a term coinciding with the Class II Trustees, which will expire at the Fund's 2005 annual meeting and Mr. Treadway will serve a term coinciding with the Class III Trustees, which will expire at the Fund's 2006 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees," as such term is defined in the applicable Fund's Declaration, having either served as Trustee since the inception of each Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes, for each Fund, the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:




   TRUSTEE                              CLASS       EXPIRATION OF TERM IF ELECTED*
   -------                            -----------   -------------------------------
   PCN
   John J. Dalessandro II .........   Class II      2007 Annual Meeting
   Paul Belica ....................   Class II      2007 Annual Meeting

   PTY
   Robert E. Connor ...............   Class I       2007 Annual Meeting
   Hans W. Kertess ................   Class I       2007 Annual Meeting
   R. Peter Sullivan III ..........   Class II      2005 Annual Meeting
   Stephen J. Treadway ............   Class III     2006 Annual Meeting

----------
* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.


     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Funds. Each of the Trustees listed are nominees for election to either PCN or PTY at the Meeting.




                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                                                                            FUND           OTHER
                       POSITION(S)     TERM OF                                                             COMPLEX     DIRECTORSHIPS
                           HELD       OFFICE AND                                                         OVERSEEN BY      HELD BY
NAME,                    WITH THE     LENGTH OF                  PRINCIPAL OCCUPATION(S)                  TRUSTEE/       TRUSTEE/
ADDRESS*, AND AGE          FUND      TIME SERVED                 DURING THE PAST 5 YEARS                   NOMINEE        NOMINEE
---------------------- ------------ ------------- ---------------------------------------------------- -------------- --------------
INDEPENDENT TRUSTEES**
----------------------
Paul Belica            Trustee      PCN
Age 82                              Since         Trustee, Fixed Income SHares, PIMCO Municipal              18            None.
                                    inception     Income Fund, PIMCO California Municipal
PCN                                 (December     Income Fund, PIMCO New York Municipal
(Class II)                             2001)      Income Fund, PIMCO Municipal Income Fund II,
                                                  PIMCO California Municipal Income Fund II,
PTY                                 PTY           PIMCO New York Municipal Income Fund II, PIMCO
(Class III)                         Since         Municipal Income Fund III, PIMCO California
                                    inception     Municipal Income Fund III, PIMCO New York
                                    (November     Municipal Income Fund III, PIMCO Corporate
                                    2002)         Opportunity Fund, Nicholas-Applegate
                                                  Convertible & Income Fund, PIMCO High Income
                                                  Fund, Nicholas-Applegate Convertible & Income
                                                  Fund II and PIMCO Floating Rate Income Fund;
                                                  Director, Municipal Advantage Fund Inc.;
                                                  Manager, Stratigos Fund, L.L.C., Whistler Fund,
                                                  L.L.C., Xanthus Fund, L.L.C. and Advantage
                                                  Advisers Wynstone Fund, L.L.C.; Director,
                                                  Student Loan Finance Corp., Education Loans,
                                                  Inc., Goal Funding, Inc., Goal Funding II, Inc.
                                                  Formerly, Advisor, Salomon Smith Barney Inc.;
                                                  Director, Central European Value Fund, Inc.,
                                                  and Deck House Inc.

Robert E. Connor***   Trustee       PCN           Trustee, Fixed Income SHares, PIMCO Municipal              18            None.
Age 69                              Since         Income Fund, PIMCO California Municipal
                                    inception     Income Fund, PIMCO New York Municipal Income
PCN and PTY                         (December     Fund, PIMCO Municipal Income Fund II, PIMCO
(Class I)                           2001)         California Municipal Income Fund II, PIMCO New York
                                                  Municipal Income Fund II, PIMCO Municipal
                                    PTY           Income Fund III, PIMCO California Municipal
                                    Since         Income Fund III, PIMCO New York Municipal
                                    inception     Income Fund III, Nicholas-Applegate Convertible &
                                    (November     Income Fund, Nicholas-Applegate Convertible & Income
                                    2002)         Fund II, PIMCO High Income Fund and PIMCO
                                                  Floating Rate Income Fund; Director, Municipal
                                                  Advantage Fund, Inc.; Corporate Affairs Consultant;
                                                  Formerly, Senior Vice President, Corporate Office,
                                                  Salomon Smith Barney Inc.


                                       5


                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                                                                            FUND           OTHER
                       POSITION(S)    TERM OF                                                              COMPLEX     DIRECTORSHIPS
                           HELD      OFFICE AND                                                          OVERSEEN BY      HELD BY
NAME,                    WITH THE    LENGTH OF                  PRINCIPAL OCCUPATION(S)                   TRUSTEE/       TRUSTEE/
ADDRESS*, AND AGE          FUND     TIME SERVED                 DURING THE PAST 5 YEARS                    NOMINEE        NOMINEE
--------------------- ------------- ------------ ------------------------------------------------------ -------------- -------------
John J. Dalessandro   Trustee       PCN          President and Director, J.J. Dalessandro II Ltd.,            15            None.
II+                                 Since        registered broker-dealer and member of the New York
Age 66                              inception    Stock Exchange; Trustee, PIMCO Municipal Income
                                    (December    Fund, PIMCO California Municipal Income Fund,
PCN and PTY                         2001)        PIMCO New York Municipal Income Fund, PIMCO
(Class II)                                       Municipal Income Fund II, PIMCO California Municipal
                                    PTY          Income Fund II, PIMCO New York Municipal Income
                                    Since        Fund II, PIMCO Municipal Income Fund III, PIMCO
                                    inception    California Municipal Income Fund III, PIMCO New
                                    (November    York Municipal Income Fund III, Nicholas-Applegate
                                    2002)        Convertible & Income Fund, Nicholas-Applegate
                                                 Convertible & Income Fund II, PIMCO High Income
                                                 Fund and PIMCO Floating Rate Income Fund.

Hans W. Kertess       Trustee       PCN          President, H. Kertess & Co.; Trustee, PIMCO Municipal        14            None.
Age 64                              Since        Income Fund, PIMCO California Municipal Income
                                    inception    Fund, PIMCO New York Municipal Income Fund,
PCN and PTY                         (December    PIMCO Municipal Income Fund II, PIMCO California
(Class I)                           2001)        Municipal Income Fund II, PIMCO New York Municipal
                                                 Income Fund II, PIMCO Municipal Income Fund III,
                                    PTY          PIMCO California Municipal Income Fund III, PIMCO
                                    Since        New York Municipal Income Fund III, PIMCO High
                                    October      Income Fund, Nicholas-Applegate Convertible & Income
                                    2003         Fund II and PIMCO Floating Rate Income Fund.
                                                 Formerly, Managing Director, Royal Bank of Canada
                                                 Capital Markets.

R. Peter Sullivan III PCN           PCN          Trustee, PIMCO Municipal Income Fund, PIMCO                  10            None.
Age 62                Trustee       Since        California Municipal Income Fund, PIMCO New York
                                    April        Municipal Income Fund, PIMCO Municipal Income
PCN                                 2002         Fund II, PIMCO California Municipal Income Fund II,
(Class III)                                      PIMCO New York Municipal Income Fund II, PIMCO
                                                 Municipal Income Fund III, PIMCO California
                                                 Municipal Income Fund III and PIMCO New York
                                                 Municipal Income Fund III. Formerly, Managing Partner,
                                                 Bear Wagner Specialists LLC.

                                     6


                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                                                                           FUND           OTHER
                        POSITION(S)    TERM OF                                                            COMPLEX     DIRECTORSHIPS
                            HELD      OFFICE AND                                                        OVERSEEN BY      HELD BY
NAME,                     WITH THE    LENGTH OF                  PRINCIPAL OCCUPATION(S)                 TRUSTEE/       TRUSTEE/
ADDRESS*, AND AGE           FUND     TIME SERVED                 DURING THE PAST 5 YEARS                  NOMINEE        NOMINEE
---------------------- ------------- ------------ ---------------------------------------------------- -------------- --------------
INTERESTED TRUSTEE**
Stephen J.             PCN           PCN,         Managing Director, Allianz Dresdner Asset Management       55            None.
Treadway++             Trustee,      Since        of America L.P. ("ADAM"); Managing Director and
2187 Atlantic Street   Chairman      inception    Chief Executive Officer, PIMCO Advisors Fund
Stamford, CT 06902                   (December    Management LLC and PIMCO Advisors Distributors
Age 56                               2001)        LLC; Member of the Board of Management of Allianz
                                                  Dresdner Asset Management GmbH; Chairman, Fixed
PCN                                               Income SHares, Nicholas-Applegate Convertible &
(Class III)                                       Income Fund, Nicholas-Applegate Convertible & Income
                                                  Fund II and PIMCO High Income Fund; Trustee,
                                                  Chairman and President, PIMCO Advisors VIT; Trustee
                                                  and Chairman, PIMCO Funds: Multi-Manager Series,
                                                  PIMCO Municipal Income Fund, PIMCO California
                                                  Municipal Income Fund, PIMCO New York Municipal
                                                  Income Fund, PIMCO Corporate Income Fund, PIMCO
                                                  Municipal Income Fund II, PIMCO California Municipal
                                                  Income Fund II, PIMCO New York Municipal Income
                                                  Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                  California Municipal Income Fund III, PIMCO New
                                                  York Municipal Income Fund III and PIMCO Floating
                                                  Rate Income Fund; Director and Chairman, Municipal
                                                  Advantage Fund Inc.

----------
* Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.


** "Independent Trustees" are those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. "Interested Trustees" are those who are "interested persons" of the Funds.


*** In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.


+ Mr. Dalessandro is treated by the Funds as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Manager or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the New York Stock Exchange, and one unrelated investment adviser.


++ Mr. Treadway is an "interested person" of the Funds due to his affiliation with the Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Funds are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of January 20, 2004 by each Trustee and nominee of each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies" including the Funds.




                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE/NOMINEE           FUND     SECURITIES IN FUND*    TRUSTEE/NOMINEE IN THE FAMILY OF INVESTMENT COMPANIES*
-----------------------          ------ ------------------------ -------------------------------------------------------
INDEPENDENT TRUSTEES
Paul Belica ....................   PCN            None.                              Over $100,000.
                                   PTY            None.
Robert E. Connor ...............   PCN            None.                                   None.
                                   PTY            None.
Hans W. Kertess ................   PCN            None.                                   None.
                                   PTY            None.
R. Peter Sullivan III ..........   PCN            None.                                   None.
                                   PTY            None.
John J. Dalessandro II .........   PCN            None.                                   None.
                                   PTY            None.
INTERESTED TRUSTEE
Stephen J. Treadway ............   PCN            None.                              Over $100,000.
                                   PTY            None.

----------
*     Securities are valued as of January 20, 2004.

     To the knowledge of the Fund, as of January 20, 2004, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

     COMPENSATION. The Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund and PIMCO Floating Rate Income Fund (collectively, the "PIMCO Advisors Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings. Each Trustee receives a pro-rata percentage of the aforementioned fees based on each Fund's respective net assets, including net assets attributable to the Fund's Outstanding Preferred Shares, of the Funds on which that Trustees serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PIMCO Advisors Closed-End

Funds for which they serve as Trustee and Audit Oversight Committee member if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses. Messrs. Belica and Kertess each receive an additional $500 per fund per meeting of the Audit Oversight Committees for their service as Audit Oversight Committee Co-Chairmen.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PIMCO Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's Preferred Shares.

     The PIMCO Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees by PCN for PCN's fiscal year ended October 31, 2003 and estimated compensation to be paid to the Trustees by PTY for PTY's current fiscal year ending November 30, 2004. For the calendar year ended December 31, 2003, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the Funds and other funds in the same "Fund Complex" as the Funds. Each officer and Trustee, such as Mr. Treadway, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Funds.

                               COMPENSATION TABLE

                                                                                               TOTAL COMPENSATION
                                                                                                 FROM THE FUNDS
                                                                       ESTIMATED            AND FUND COMPLEX PAID TO
                               AGGREGATE COMPENSATION FROM    AGGREGATE COMPENSATION FROM   TRUSTEES/NOMINEES FOR THE
                              PCN FOR THE FISCAL YEAR ENDED     PTY FOR THE FISCAL YEAR        CALENDAR YEAR ENDED
NAME OF TRUSTEE*                     OCTOBER 31, 2003          ENDING NOVEMBER 30, 2004**     DECEMBER 31, 2003***
----------------              -----------------------------    --------------------------     --------------------
Paul Belica ................ $6,960                          $15,000                       $115,476
Robert E. Connor ........... $6,960                          $14,500                       $147,350
Hans W. Kertess ............ $7,162                          $15,000                       $ 89,445
R. Peter Sullivan III ...... $7,162                            N/A                         $ 46,550
John J. Dalessandro II ..... $6,960                          $12,500                       $129,000

----------
* Mr. Treadway does not receive compensation from the Funds for his service as a Trustee.

** Since PTY has not completed a full fiscal year (its initial fiscal year ended November 30, 2003 covered only eleven months), compensation is estimated based upon future payments expected to be made by the Fund during its current fiscal year ending November 30, 2004 and upon estimated relative net assets of the PIMCO Closed-End Funds.

*** In addition to the PIMCO Closed-End Funds, during the most recently complete fiscal years, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising two separate investment portfolios) advised by the Manager and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.The Funds have no employees. Their officers are compensated by the Manager, PIMCO or one of their affiliates.

BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), consisting of Messrs. Belica, Connor, Kertess and Sullivan for PCN and Messrs. Belica, Connor and Kertess for PTY, each of whom is an Independent Trustee. Each Fund's Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of independent public auditors for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and services to be performed by the auditors for certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund's auditors.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

     The Board of each Fund has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Exhibit A to this Proxy Statement. The charter included in Exhibit A was adopted on January 14, 2004 to conform to newly adopted rules of the New York Stock Exchange on which the Funds' Common Shares are listed. The Committee was governed by a different charter prior to that time, including during each Fund's last fiscal year. A report of the Audit Oversight Committee of PCN, dated December 16, 2003, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of PTY, dated January 14, 2004, is attached to this Proxy Statement as Exhibit B-2.

     NOMINATING COMMITTEE. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess and Sullivan for PCN and Messrs. Belica, Connor and Kertess for PTY. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is included as Exhibit C to this proxy statement. The Nominating Committee Charter will, in the future, also be posted on the Fund's website, www.pimcoadvisors.com.

     Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund's Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Funds' Nominating Committee Charter, attached to this Proxy Statement as Exhibit C. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund's Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Exhibit C for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Fund.

     Recommendation of Nominees (Other than Nominees Nominated for Re-Election). The Independent Trustees of PTY's Board recommended Mr. Sullivan and the Manager recommended Mr. Treadway to the Nominating Committee as candidates for nomination as Trustees of PTY and both individuals were nominated by the Nominating Committee and all of the Continuing Trustees.

     VALUATION COMMITTEE. The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Kertess, Sullivan and Treadway for PCN and Messrs. Belica, Connor and Kertess for PTY. The Valuation Committees review procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

     COMPENSATION COMMITTEE. The Board of each Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Kertess and Sullivan for PCN and Messrs. Belica, Connor and Kertess for PTY. The Compensation Committees periodically review and set compensation payable to the Trustees of each Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

     MEETINGS. During the fiscal year ended October 31, 2003, the Board of Trustees of PCN held four regular meetings and no special meetings. The Audit Oversight Committee of PCN met in separate session twice during such fiscal year and the Nominating Committee met once. The Valuation and Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended October 31, 2003.

     During the fiscal year ended November 30, 2003, the Board of Trustees of PTY held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session once during such fiscal year and the Nominating, Valuation and Compensation Committees did not meet in separate session (as each Committee was comprised of all members of the Board and considered applicable matters during the regular Board meetings). Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended November 30, 2003, except Mr. Kertess, who was not elected to the Board until October 2003. Messrs. Sullivan and Treadway are not currently Trustees of the Fund.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Brian S. Shlissel, Fund President, PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, NY, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of shares held by the Shareholder. The President of the

Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer of Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. No Trustee attended last year's annual shareholder meeting for PCN. The Meeting is PTY's first annual meeting of shareholders.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Each Fund's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund's Common Shares or Preferred Shares) are required to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's securities with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each Fund's Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal years ended October 31, 2003 (for PCN) and November 30, 2003 (for PTY), except that, with respect to Shares as to which beneficial ownership has been disclaimed, a Form 5 filing was made by William H. Gross to report twenty-five transactions in PTY Common Shares as to which Form 4 filings were not made. In addition, a late filing was submitted by Raymond G. Kennedy to report six transactions in PCN Common Shares.


     REQUIRED VOTE. Election of Messrs. Belica, Kertess, Sullivan and Treadway to the Board of Trustees of the applicable Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy. Election of Messrs. Connor and Dalessandro to the Board of Trustees of the applicable Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy.


THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                            ADDITIONAL INFORMATION


     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of each Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.




                                               TERM OF
                           POSITION(S)        OFFICE AND
                            HELD WITH         LENGTH OF
NAME, ADDRESS AND AGE         FUNDS          TIME SERVED            PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   -------------   -----------------   ----------------------------------------------------------
Stephen J. Treadway       Chairman        PCN                 See table above under "Information Regarding Trustees
2187 Atlantic Street                      Since inception     and Nominees."
Stamford, CT 06902                        (December
Age 56                                    2001)

                                          PTY
                                          Since inception
                                          (November
                                          2002)

Brian S. Shlissel         President       PCN                 Executive Vice President, PIMCO Advisors Fund
Age 39                    and Chief       Since September     Management LLC; President and Chief Executive
                          Executive       2002. Formerly,     Officer, Fixed Income SHares, PIMCO Municipal
                          Officer         Treasurer and       Income Fund, PIMCO California Municipal Income
                                          Principal           Fund, PIMCO New York Municipal Income Fund,
                                          Financial           PIMCO Municipal Income Fund II, PIMCO California
                                          Accounting          Municipal Income Fund II, PIMCO New York Municipal
                                          Officer.            Income Fund II, PIMCO Municipal Income Fund III,
                                                              PIMCO California Municipal Income Fund III, PIMCO
                                          PTY                 New York Municipal Income Fund III,
                                          Since inception     Nicholas-Applegate Convertible & Income Fund,
                                          (November           PIMCO High Income Fund, Nicholas-Applegate
                                          2002)               Convertible & Income Fund II, PIMCO Floating Rate
                                                              Income Fund and Municipal Advantage Fund, Inc.;
                                                              Executive Vice President, Treasurer and Secretary,
                                                              PIMCO Advisors VIT (formerly OCC Accumulation
                                                              Trust); Formerly, Vice President, Mitchell Hutchins Asset
                                                              Management Inc.

                                                    TERM OF
                               POSITION(S)         OFFICE AND
                                HELD WITH          LENGTH OF
NAME, ADDRESS AND AGE             FUNDS           TIME SERVED          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
--------------------------   ---------------   -----------------   ------------------------------------------------------
Newton B. Schott, Jr.        Vice              PCN                 Managing Director, Chief Administrative Officer,
2187 Atlantic Street         President,        Since inception     General Counsel and Secretary, PIMCO Advisors
Stamford, CT 06902           Secretary         (December           Distributors LLC; Managing Director, Chief Legal
Age 61                                         2001)               Officer and Secretary, PIMCO Advisors Fund
                                                                   Management LLC; President, Chief Executive Officer
                                               PTY                 and Secretary, PIMCO Funds: Multi-Manager Series;
                                               Since inception     Vice President and Secretary, PIMCO Municipal Income
                                               (November           Fund, PIMCO California Municipal Income Fund,
                                               2002)               PIMCO New York Municipal Income Fund, PIMCO
                                                                   Municipal Income Fund II, PIMCO California Municipal
                                                                   Income Fund II, PIMCO New York Municipal Income
                                                                   Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                                   California Municipal Income Fund III, PIMCO New
                                                                   York Municipal Income Fund III, Nicholas-Applegate
                                                                   Convertible & Income Fund, PIMCO High Income
                                                                   Fund, Nicholas-Applegate Convertible & Income Fund
                                                                   II, PIMCO Floating Rate Income Fund and Municipal
                                                                   Advantage Fund, Inc.; Secretary, Fixed Income SHares.
                                                                   Formerly, Vice President, PIMCO Advisors Funds.

Lawrence Altadonna           Treasurer;        PCN                 Senior Vice President, PIMCO Advisors Fund
Age 37                       Principal         Since September     Management LLC. Treasurer and Principal Financial and
                             Financial and     2002                Accounting Officer, PIMCO Municipal Income Fund,
                             Accounting                            PIMCO California Municipal Income Fund, PIMCO
                             Officer           PTY                 New York Municipal Income Fund, PIMCO Municipal
                                               Since inception     Income Fund II, PIMCO California Municipal Income
                                               (November           Fund II, PIMCO New York Municipal Income Fund II,
                                               2002)               PIMCO Municipal Income Fund III, PIMCO California
                                                                   Municipal Income Fund III, PIMCO New York
                                                                   Municipal Income Fund III, Nicholas-Applegate
                                                                   Convertible & Income Fund, PIMCO High Income
                                                                   Fund, Nicholas-Applegate Convertible & Income Fund
                                                                   II, PIMCO Floating Rate Income Fund and Municipal
                                                                   Advantage Fund, Inc.; Treasurer, Fixed Income SHares;
                                                                   Assistant Treasurer, PIMCO Advisors VIT; Formerly,
                                                                   Director of Fund Administration, Prudential
                                                                   Investments.

David C. Hinman              Vice              PCN                 Executive Vice President, PIMCO; Co-portfolio manager
840 Newport Center Drive     President         Since inception     of the Fund and other investment vehicles managed by
Newport Beach, CA 92660                        (December           PIMCO.
Age 35                                         2001)

                                               PTY
                                               Since inception
                                               (November
                                                    2002)

Mark R. Kiesel               Vice              PCN                 Executive Vice President, PIMCO; Co-portfolio manager
840 Newport Center Drive     President         N/A                 of the Fund and other investment vehicles managed by
Newport Beach, CA 92660                                            PIMCO.
Age 35                                         PTY
                                               Since inception
                                               (November
                                               2002)

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     INDEPENDENT AUDITORS. The Audit Oversight Committee of each Fund's Board unanimously selected PricewaterhouseCoopers LLP ("PwC") as the independent auditors of PCN and PTY for their current fiscal years ending October 31, 2004 and November 30, 2004, respectively. PwC served as the independent auditors of the Funds for their last fiscal year and also serves as the auditor of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 1177 Avenue of the Americas, New York, New York 10036. Each Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via a telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     Each Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent auditors. Under the policies, on an annual basis, the Fund's Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent auditors on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, each Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent auditors to the Manager, PIMCO and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent auditors to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent auditors showing the aggregate fees paid by Accounting Affiliates for such services.

     A Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of a Fund's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to a Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For PCN's two last fiscal years and PTY's initial fiscal year, the Audit Fees billed by PwC are shown in the table below:

FUND          FISCAL YEAR ENDING     AUDIT FEES
----         --------------------   -----------
PCN          October 31, 2003       $33,750
             October 31, 2002       $44,850
PTY          November 30, 2003      $50,250

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for the fiscal years indicated, the Audit-Related Fees billed by PwC to each Fund and the Audit-Related Fees billed by PwC to the Fund's Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

FUND                             FISCAL YEAR ENDING     AUDIT FEES
----                             --------------------   -----------
PCN                              October 31, 2003       $43,116
                                 October 31, 2002       $49,750
Accounting Affiliates of PCN     October 31, 2003       $0
                                 October 31, 2002       $0
PTY                              November 30, 2003      $32,000
Accounting Affiliates of PTY     November 30, 2003      $0

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the fiscal years indicated, the Tax Fees billed by PwC to each Fund and the Tax Fees billed by PwC to the Fund's Accounting Affiliates related directly to the operations and financial reporting of the Fund:

FUND                              FISCAL YEAR ENDING     TAX FEES
----                             --------------------   ---------
PCN                              October 31, 2003       $5,000
                                 October 31, 2002       $0
Accounting Affiliates of PCN     October 31, 2003       $0
                                 October 31, 2002       $0
PTY                              November 30, 2003      $0
Accounting Affiliates of PTY     November 30, 2003      $0

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For PCN's last two fiscal year, no All Other Fees were billed by PwC to PCN or its Accounting Affiliates. For PTY's initial fiscal year ending November 30, 2003, no All Other Fees were billed by PwC to PTY or its Accounting Affiliates.

     For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

     During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the fiscal years indicated, for services rendered to each Fund and the Fund's accounting affiliates is shown in the table below:

FUND                        FISCAL YEAR ENDING     AGGREGATE NON-AUDIT FEES*
----                        --------------------   --------------------------
PCN and Its                 October 31, 2003              $3,456,849
 Accounting Affiliates      October 31, 2002              $2,840,282
PTY and Its
 Accounting Affiliates      November 30, 2003             $3,446,983

* The figures in this column reflect non-audit fees billed by PwC for services rendered to certain Accounting Affiliates during the calendar years ended December 31, 2002 and December 31, 2003, and not during the Funds' fiscal years. PwC has indicated that these amounts are not materially different from the analagous fees billed by PwC in the applicable fiscal years.

     Each Fund's Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors. Please see the Reports of the Audit Oversight Committees in Exhibits B-1 and B-2 to this Proxy Statement.

     OTHER BUSINESS. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Messrs. Dalessandro and Connor as a Trustee of PCN and PTY, respectively, will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the applicable Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     REPORTS TO SHAREHOLDERS. The 2003 Annual Report to Shareholders for PCN was mailed to its Shareholders on or about December 29, 2003. The 2003 Annual Report to Shareholders for PTY was mailed to its Shareholders on or about January 26, 2004. ADDITIONAL COPIES OF THE ANNUAL REPORTS AND THE FUNDS' SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUNDS BY CALLING 1-877-819-2224 OR BY WRITING TO A FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CONNECTICUT 06902.

     SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETINGS. It is currently anticipated that each Fund's next annual meeting of Shareholders (in 2005) will be held in February 2005. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than October 10, 2004 for inclusion in the Funds' joint proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than December 9, 2004 and no later than December 24, 2004. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 2, 2004

                                                   EXHIBIT A TO PROXY STATEMENT


                        PIMCO ADVISORS CLOSED-END FUNDS

                       AUDIT OVERSIGHT COMMITTEE CHARTER

                       (Adopted as of January 14, 2004)

     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the "Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP

     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

     1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

     2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

     3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or
          (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

     7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

     8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

     9. Discuss with management and the independent auditors the Fund's unaudited financial statements.

     10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

     12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

     14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

     15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     16. Report to the Board on a regular basis (at least annually) on the Committee's activities.

     17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                                                      EXHIBIT A


                         FUNDS SUBJECT TO THIS CHARTER


                           (As of January 14, 2004)


                          PIMCO MUNICIPAL INCOME FUND
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                     PIMCO NEW YORK MUNICIPAL INCOME FUND
                          PIMCO CORPORATE INCOME FUND
                        PIMCO MUNICIPAL INCOME FUND II
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                    PIMCO NEW YORK MUNICIPAL INCOME FUND II
                        PIMCO MUNICIPAL INCOME FUND III
                  PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                   PIMCO NEW YORK MUNICIPAL INCOME FUND III
                       PIMCO CORPORATE OPPORTUNITY FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                            PIMCO HIGH INCOME FUND
                NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                        PIMCO FLOATING RATE INCOME FUND

                                                 EXHIBIT B-1 TO PROXY STATEMENT

                      REPORT OF AUDIT OVERSIGHT COMMITTEE
                          OF THE BOARD OF TRUSTEES OF
                   PIMCO CORPORATE INCOME FUND (THE "FUND")
                            DATED DECEMBER 16, 2003

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2003 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended October 31, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2003 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending October 31, 2004.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III


                                     B-1-1

                                                 EXHIBIT B-1 TO PROXY STATEMENT


                      REPORT OF AUDIT OVERSIGHT COMMITTEE
                          OF THE BOARD OF TRUSTEES OF
                 PIMCO CORPORATE OPPORTUNITY FUND (THE "FUND")
                            DATED JANUARY 14, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended November 30, 2003 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended November 30, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended November 30, 2003 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending November 30, 2004.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

                                     B-1-2

                                                   EXHIBIT C TO PROXY STATEMENT


                        PIMCO ADVISORS CLOSED-END FUNDS


                         NOMINATING COMMITTEE CHARTER
                       (ADOPTED AS OF JANUARY 14, 2004)


     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the "Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the particular Board. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

     The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select, or to recommend that the Board select, the Trustee nominees for the next annual meeting of shareholders and (iii) to set any necessary standards or qualifications for service on the Board.

ORGANIZATION AND GOVERNANCE

     The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The Committee must consist entirely of Board members ("Independent Trustees") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

     One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's Bylaws.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. In addition, it is the Board's policy that Trustees on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored by the Fund's investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to):
(i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                                                     APPENDIX A



                                     FUNDS


                           (As of January 14, 2004)


                          PIMCO MUNICIPAL INCOME FUND
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                     PIMCO NEW YORK MUNICIPAL INCOME FUND
                          PIMCO CORPORATE INCOME FUND
                        PIMCO MUNICIPAL INCOME FUND II
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                    PIMCO NEW YORK MUNICIPAL INCOME FUND II
                        PIMCO MUNICIPAL INCOME FUND III
                  PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                   PIMCO NEW YORK MUNICIPAL INCOME FUND III
                       PIMCO CORPORATE OPPORTUNITY FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                            PIMCO HIGH INCOME FUND
                NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                        PIMCO FLOATING RATE INCOME FUND

                                                                     APPENDIX B


           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                           (AS OF JANUARY 14, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and
(f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the
Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                      PROXY
                           PIMCO CORPORATE INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON MARCH 9, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 10:00 a.m., Eastern Time, March 9, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Paul Belica (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEE   ---               ---  NOMINEE




-----------------------------------------------------------------------------
                           PIMCO CORPORATE INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                           PIMCO CORPORATE INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON MARCH 9, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, March 9, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES



          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above




--------------------------------------------------------------------------------
                           PIMCO CORPORATE INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                        PIMCO CORPORATE OPPORTUNITY FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON MARCH 9, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 10:00 a.m., Eastern Time, March 9, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominees.

I. Election of Trustees:

   (01) Hans W. Kertess (Class I), (02) R. Peter Sullivan III (Class II) and
   (03) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEES  ---               ---  NOMINEES


          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above


-----------------------------------------------------------------------------
                        PIMCO CORPORATE OPPORTUNITY FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                        PIMCO CORPORATE OPPORTUNITY FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON MARCH 9, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, March 9, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (1) Robert E. Connor (Class I), (2) Hans W. Kertess (Class I), (03) R. Peter Sullivan III (Class II) and (04) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES



          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above




--------------------------------------------------------------------------------
                        PIMCO CORPORATE OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______